SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 22, 2001



                            HFB FINANCIAL CORPORATION
                            -------------------------
             (Exact name of Registrant as specified in its charter)


          Tennessee                      0-20956              61-1228266
          ---------                      -------              ----------
 (State or Other Jurisdiction           (Commission         (I.R.S. Employer
       of Incorporation)                 File Number)      Identification No.)

               1602 Cumberland Avenue, Middlesboro, Kentucky 40965
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (606) 248-1095
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 5.  Other Events.
---------------------

     The Registrant issued a press release announcing that its Board of Directors has authorized Home Federal Bank, a Federal Savings Bank, its wholly owned subsidiary, to convert from a federally-chartered savings bank to a Kentucky-chartered commercial bank. The conversion is subject to regulatory approval by federal and Kentucky banking regulators.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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   (a) - (b)      Not applicable.

         (c)      The following exhibit is filed as part of this report.

                  Exhibit 99.1      Press release dated August 22, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                     HFB FINANCIAL CORPORATION


Date:   August 22, 2001              By:   /s/ David B. Cook
                                          -------------------------------------
                                          David B. Cook
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)